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Exhibit 32.2 Sarbanes-Oxley Section 906 Certification for Kenneth A.
             Hamm, Executive Vice President


CERTIFICATION

The undersigned certifies, pursuant to 18.U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge this Report on Form 10-Q for the quarter ended June 30, 2003 as amended by Amendment No. 1 fully complies with the requirements of
  Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and the results of operations of First Choice Health Network, Inc. and Subsidiary.



        By:    / s /Kenneth A. Hamm
           -----------------------------
            Kenneth A. Hamm,
            Executive Vice President
            November 6, 2003



































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